AFBA 5Star Fund, Inc.

                         AFBA 5Star Balanced Fund
                         AFBA 5Star Large Cap Fund
                        AFBA 5Star High Yield Fund
                         AFBA 5Star Mid Cap Fund
                   AFBA 5Star Science & Technology Fund
                         AFBA 5Star Small Cap Fund
                        AFBA 5Star USA Global Fund

                    Supplement dated October 30, 2002 to the
       Advisory Series Prospectus relating to Class A, Class B and
          Class C Shares and the Institutional Series Prospectus
            relating to Class I shares each dated July 31, 2002
                            (the "Prospectuses")

The information in this Supplement, updates the corresponding information in, and should be read in conjunction with the Prospectuses.

The first sentence of the first paragraph under "Distributions and Taxes" on page 31 of the Advisory Series Prospectus and pages 22-23 of the Institutional Series Prospectus is deleted in its entirety and replaced with the following:

The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December.


           PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE